UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                          II-G: 0-17802           II-G: 73-1336572
   Oklahoma               II-H: 0-18305           II-H: 73-1342476
----------------         ----------------        -------------------
(State or other            (Commission           (I.R.S. Employer
jurisdiction of            File Number)          Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


          [ ]  Written   communications   pursuant  to  Rule  425  under  the
               Securities Act (17 CFR 230.425)
          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (B)  Pro forma financial information.

          (1)  Geodyne Energy Income Limited Partnership II-G
               (a)  Pro Forma Balance Sheet as of September 30, 2006.
               (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
               (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
               (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
               (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

           (2) Geodyne Energy Income Limited Partnership II-H
               (a)  Pro Forma Balance Sheet as of September 30, 2006.
               (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
               (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
               (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
               (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in December 2006 as described in ITEM 2 to Form 8-K dated December 13, 2006 and filed December 29, 2006 and an October 2006 auction described in a previous 8-K filing. The unaudited pro forma balance sheet is presented as if the divestitures had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestitures had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.



                                         GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                         Pro Forma         Pro Forma
                                                        Adjustments        Adjustments
                                                          October           December
                                       Historical         Auction           Auction         Pro Forma
                                                         (Note 2a)         (Note 2b)
                                       ----------       -----------       -----------      -----------

CURRENT ASSETS:
   Cash and cash equivalents           $1,854,706        $9,290,910        $1,151,183      $12,296,799
   Accounts receivable:
      Oil and gas sales                   815,881                 -                 -          815,881
   Assets held for sale                 1,468,557       (   362,890)      (    43,042)       1,062,625
                                       ----------        ----------        ----------      -----------
Total current assets                   $4,139,144        $8,928,020        $1,108,141      $14,175,305

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                       1,368,474                 -                 -        1,368,474

DEFERRED CHARGE                            65,048                 -                 -           65,048
                                       ----------        ----------        ----------      -----------
                                       $5,572,666        $8,928,020        $1,108,141      $15,608,827
                                       ==========        ==========        ==========      ===========





                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                       LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                          Pro Forma         Pro Forma
                                                         Adjustments       Adjustments
                                                           October           December
                                         Historical        Auction           Auction       Pro Forma
                                                          (Note 2a)         (Note 2b)
                                         ----------      ------------     ------------     -----------

CURRENT LIABILITIES:
   Accounts payable                      $   78,801       $        -       $        -      $    78,801
   Gas imbalance payable                     10,572                -                -           10,572
   Asset retirement obligation -
      current                                 7,015                -                -            7,015
   Asset retirement obligation -
      assets held for sale                  175,724      (     9,467)     (    10,837)         155,420
   Accounts payable of assets
      held for sale                          75,065                -                -           75,065
                                         ----------       ----------       ----------      -----------
Total current liabilities                $  347,177      ($    9,467)     ($   10,837)     $   326,873

LONG-TERM LIABILITIES:
   Accrued liability                     $   45,042       $        -        $        -     $    45,042
   Asset retirement
      obligation                            256,672                -                -          256,672
                                         ----------       ----------       ----------      -----------
Total long-term liabilities              $  301,714       $        -       $        -      $   301,714



                                      -5-




PARTNERS' CAPITAL (DEFICIT):
   General Partner                      ($   15,463)      $  893,749       $  111,898      $   990,184
   Limited Partners, issued
      and outstanding,
      372,189 units                       4,939,238        8,043,738        1,007,080       13,990,056
                                         ----------       ----------       ----------      -----------
Total Partners' capital                  $4,923,775       $8,937,487       $1,118,978      $14,980,240
                                         ----------       ----------       ----------      -----------
                                         $5,572,666       $8,928,020       $1,108,141      $15,608,827
                                         ==========       ==========       ==========      ===========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                          October          December
                                        Historical        Auction           Auction        Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------

REVENUES:
  Oil and gas sales                     $2,584,373         $      -        $        -       $2,584,373
  Interest income                           45,729                -                 -           45,729
  Gain on sale of oil and
    gas properties                              53                -                 -               53
  Other income                              38,302                -                 -           38,302
                                        ----------         --------        ----------       ----------
                                        $2,668,457         $      -        $        -       $2,668,457

COSTS AND EXPENSES:
  Lease operating                       $  426,971         $      -        $        -       $  426,971
  Production tax                           167,319                -                 -          167,319
  Depreciation, depletion,
    and amortization of oil
    and gas properties                     213,029                -                 -          213,029
  Impairment provision                      54,129                -                 -           54,129
  General and administrative               332,336                -                 -          332,336
                                        ----------         --------        ----------       ----------
                                        $1,193,784         $      -        $        -       $1,193,784
                                        ----------         --------        ----------       ----------



                                      -7-




INCOME FROM CONTINUING
  OPERATIONS                            $1,474,673         $      -        $        -       $1,474,673
                                        ==========         ========        ==========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $  166,939         $      -        $        -       $  166,939
                                        ==========         ========        ==========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $1,307,734         $      -        $        -       $1,307,734
                                        ==========         ========        ==========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                   $     3.51         $      -        $        -       $     3.51
                                        ==========         ========        ==========       ==========
UNITS OUTSTANDING                          372,189          372,189           372,189          372,189
                                        ==========         ========        ==========       ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                  Pro Forma        Pro Forma
                                                  Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction          Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -------------    ------------      -----------


REVENUES:
  Oil and gas sales                $8,215,826     ($1,058,670)      ($279,868)       $6,877,288
  Interest income                      30,374               -               -            30,374
  Gain on sale of oil and
    gas properties                        986               -               -               986
                                   ----------      ----------        --------        ----------
                                   $8,247,186     ($1,058,670)      ($279,868)       $6,908,648

EXPENSES:
  Lease operating                  $  903,789     ($   68,982)      ($  9,146)       $  825,661
  Production tax                      511,883     (    51,047)      (  21,702)          439,134
  Depreciation, depletion,
    and amortization of oil
    and gas properties                291,333     (    39,526)      (   4,930)          246,877
  General and administrative          437,316               -               -           437,316
                                   ----------      ----------        --------        ----------
                                   $2,144,321     ($  159,555)      ($ 35,778)       $1,948,988
                                   ----------      ----------        --------        ----------



                                      -9-




INCOME FROM CONTINUING
  OPERATIONS                       $6,102,865     ($  899,115)      ($244,090)       $4,959,660
                                   ==========      ==========        ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  633,469     ($   93,469)      ($ 24,853)       $  515,147
                                   ==========      ==========        ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $5,469,396     ($  805,646)      ($219,237)       $4,444,513
                                   ==========      ==========        ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.70     ($     2.16)      ($   0.59)       $    11.95
                                   ==========      ==========        ========        ==========
UNITS OUTSTANDING                     372,189         372,189         372,189           372,189
                                   ==========      ==========        ========        ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------


REVENUES:
  Oil and gas sales                $6,116,875     ($682,687)        ($130,512)      $5,303,676
  Interest income                       9,689             -                 -            9,689
  Gain on sale of oil and
    gas properties                     50,598             -                 -           50,598
  Other income                          9,816             -                 -            9,816
                                   ----------      --------          --------       ----------
                                   $6,186,978     ($682,687)        ($130,512)      $5,373,779

EXPENSES:
  Lease operating                  $  908,097     ($ 31,753)        ($ 21,540)      $  854,804
  Production tax                      392,707     (  33,286)        (  11,009)         348,412
  Depreciation, depletion,
    and amortization of oil
    and gas properties                472,405     (  38,595)        (   3,697)         430,113
  General and administrative          432,673             -                 -          432,673
                                   ----------      --------          --------       ----------
                                   $2,205,882     ($103,634)        ($ 36,246)      $2,066,002
                                   ----------      --------          --------       ----------



                                      -11-




INCOME FROM CONTINUING
  OPERATIONS                       $3,981,096     ($579,053)        ($ 94,266)      $3,307,777
                                   ==========      ========          ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  434,649     ($ 61,379)        ($  9,759)      $  363,511
                                   ==========      ========          ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,546,447     ($517,674)        ($ 84,507)      $2,944,266
                                   ==========      ========          ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.53     ($   1.39)        ($   0.23)      $     7.91
                                   ==========      ========          ========       ==========
UNITS OUTSTANDING                     372,189       372,189           372,189          372,189
                                   ==========      ========          ========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------


REVENUES:
  Oil and gas sales                $5,605,691     ($565,480)        ($136,344)      $4,903,867
  Interest income                       6,983             -                 -            6,983
  Gain on sale of oil and
    gas properties                    123,707             -                 -          123,707
                                   ----------      --------          --------       ----------
                                   $5,736,381     ($565,480)        ($136,344)      $5,034,557

EXPENSES:
  Lease operating                  $  867,617     ($ 89,089)        ($ 16,023)      $  762,505
  Production tax                      353,554     (  23,721)        (  11,115)         318,718
  Depreciation, depletion,
    and amortization of oil
    and gas properties                290,209     (  43,389)        (   5,131)         241,689
  General and administrative          437,597             -                 -          437,597
                                   ----------      --------          --------       ----------
                                   $1,948,977     ($156,199)        ($ 32,269)      $1,760,509
                                   ----------      --------          --------       ----------



                                      -13-




INCOME FROM CONTINUING
  OPERATIONS                       $3,787,404     ($409,281)        ($104,075)      $3,274,048
                                   ==========      ========          ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  404,161     ($ 44,833)        ($ 10,869)      $  348,459
                                   ==========      ========          ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,383,243     ($364,448)        ($ 93,206)      $2,925,589
                                   ==========      ========          ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.09     ($   0.98)        ($   0.25)      $     7.86
                                   ==========      ========          ========       ==========
UNITS OUTSTANDING                     372,189       372,189           372,189          372,189
                                   ==========      ========          ========       ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $8,937,487 for the October auction and an estimated non-recurring gain of $1,118,978 for the December auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October auction of $9,290,910 for the II-G Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December auction of $1,151,183 for the II-G Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                         Pro Forma         Pro Forma
                                                        Adjustments       Adjustments
                                                          October           December
                                       Historical         Auction           Auction        Pro Forma
                                                         (Note 2a)         (Note 2b)
                                       ----------       -----------       -----------      -----------


CURRENT ASSETS:
   Cash and cash equivalents           $  437,417        $2,152,247          $305,579      $2,895,243
   Accounts receivable:
      Oil and gas sales                   125,802                 -                 -         125,802
   Assets held for sale                   401,351       (    83,148)        (  12,745)        305,458
                                       ----------        ----------          --------      ----------
Total current assets                   $  964,570        $2,069,099          $292,834      $3,326,503

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                         333,775                 -                 -         333,775

DEFERRED CHARGE                            16,716                 -                 -          16,716
                                       ----------        ----------          --------      ----------
                                       $1,315,061        $2,069,099          $292,834      $3,676,994
                                       ==========        ==========          ========      ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                       LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                          Pro Forma         Pro Forma
                                                         Adjustments       Adjustments
                                                           October           December
                                         Historical        Auction           Auction       Pro Forma
                                                          (Note 2a)         (Note 2b)
                                         ----------      ------------     ------------     -----------

CURRENT LIABILITIES:
   Accounts payable                      $   18,002       $        -         $      -      $    18,002
   Asset retirement obligation -
      current                                 1,623                -                -            1,623
   Asset retirement obligation -
      assets held for sale                   42,158      (     2,190)       (   4,048)          35,920
   Accounts payable of assets
      held for sale                          18,741                -                -           18,741
                                         ----------       ----------         --------      -----------
Total current liabilities                $   80,524      ($    2,190)       ($  4,048)     $    74,286

LONG-TERM LIABILITIES:
   Accrued liability                     $   14,524       $        -          $      -     $    14,524
   Asset retirement
      obligation                             63,359                -                -           63,359
                                         ----------       ----------         --------      -----------
Total long-term liabilities              $   77,883       $        -         $      -      $    77,883



                                      -17-



PARTNERS' CAPITAL (DEFICIT):
   General Partner                      ($   35,271)      $  207,128         $ 29,688      $  201,545
   Limited Partners, issued
      and outstanding,
      91,711 units                        1,191,925        1,864,161          267,194       3,323,280
                                         ----------       ----------         --------      ----------
Total Partners' capital                  $1,156,654       $2,071,289         $296,882      $3,524,825
                                         ----------       ----------         --------      ----------
                                         $1,315,061       $2,069,099         $292,834      $3,676,994
                                         ==========       ==========         ========      ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October         December
                                        Historical         Auction         Auction          Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------


REVENUES:
  Oil and gas sales                       $626,607         $      -        $        -         $626,607
  Interest income                           10,458                -                 -           10,458
  Gain on sale of oil and
    gas properties                              12                -                 -               12
  Other income                               8,859                -                 -            8,859
                                          --------         --------        ----------         --------
                                          $645,936         $      -        $        -         $645,936

COSTS AND EXPENSES:
  Lease operating                         $103,193         $      -        $        -         $103,193
  Production tax                            41,356                -                 -           41,356
  Depreciation, depletion,
    and amortization of oil
    and gas properties                      50,669                -                 -           50,669
  Impairment provision                       6,935                -                 -            6,935
  General and administrative               101,472                -                 -          101,472
                                          --------         --------        ----------         --------
                                          $303,625         $      -        $        -         $303,625
                                          --------         --------        ----------         --------



                                      -19-




INCOME FROM CONTINUING
  OPERATIONS                              $342,311         $      -        $        -         $342,311
                                          ========         ========        ==========         ========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                              $ 38,370         $      -        $        -         $ 38,370
                                          ========         ========        ==========         ========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                              $303,941         $      -        $        -         $303,941
                                          ========         ========        ==========         ========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                     $   3.31         $      -        $        -         $   3.31
                                          ========         ========        ==========         ========
UNITS OUTSTANDING                           91,711           91,711            91,711           91,711
                                          ========         ========        ==========         ========


                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October         December
                                   Historical      Auction         Auction          Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -------------    ------------      -----------


REVENUES:
  Oil and gas sales                $1,948,662       ($244,999)       ($72,183)       $1,631,480
  Interest income                       6,886               -               -             6,886
  Gain on sale of oil and
    gas properties                        229               -               -               229
                                   ----------        --------         -------        ----------
                                   $1,955,777       ($244,999)       ($72,183)       $1,638,595

EXPENSES:
  Lease operating                  $  215,752       ($ 16,018)       ($ 3,248)       $  196,486
  Production tax                      122,857       (  11,762)       (  5,711)          105,384
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 69,028       (   9,166)       (  1,517)           58,345
  General and administrative          130,034               -               -           130,034
                                   ----------        --------         -------        ----------
                                   $  537,671       ($ 36,946)       ($10,476)       $  490,249
                                   ----------        --------         -------        ----------



                                      -21-



INCOME FROM CONTINUING
  OPERATIONS                       $1,418,106       ($208,053)       ($61,707)       $1,148,346
                                   ==========        ========         =======        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  147,335       ($ 21,630)       ($ 6,307)       $  119,398
                                   ==========        ========         =======        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,270,771       ($186,423)       ($55,400)       $1,028,948
                                   ==========        ========         =======        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    13.86       ($   2.03)       ($  0.60)       $    11.23
                                   ==========        ========         =======        ==========
UNITS OUTSTANDING                      91,711          91,711          91,711            91,711
                                   ==========        ========         =======        ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------


REVENUES:
  Oil and gas sales                $1,460,050     ($157,847)         ($35,621)      $1,266,582
  Interest income                       2,181             -                 -            2,181
  Gain on sale of oil and
    gas properties                     11,749             -                 -           11,749
  Other income                          2,270             -                 -            2,270
                                   ----------      --------           -------       ----------
                                   $1,476,250     ($157,847)         ($35,621)      $1,282,782

EXPENSES:
  Lease operating                  $  219,811     ($  7,345)         ($ 7,681)      $  204,785
  Production tax                       94,648     (   7,307)         (  3,056)          84,285
  Depreciation, depletion,
    and amortization of oil
    and gas properties                113,970     (   8,135)         (  1,123)         104,712
  General and administrative          123,960             -                 -          123,960
                                   ----------      --------           -------       ----------
                                   $  552,389     ($ 22,787)         ($11,860)      $  517,742
                                   ----------      --------           -------       ----------



                                      -23-



INCOME FROM CONTINUING
  OPERATIONS                       $  923,861     ($135,060)         ($23,761)      $  765,040
                                   ==========      ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  101,267     ($ 14,238)         ($ 2,477)      $   84,552
                                   ==========      ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  822,594     ($120,822)         ($21,284)      $  680,488
                                   ==========      ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.97     ($   1.32)         ($  0.23)      $     7.42
                                   ==========      ========           =======       ==========
UNITS OUTSTANDING                      91,711        91,711            91,711           91,711
                                   ==========      ========           =======       ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------

REVENUES:
  Oil and gas sales                $1,335,792     ($130,728)        ($ 36,287)      $1,168,777
  Interest income                       1,545             -                 -            1,545
  Gain on sale of oil and
    gas properties                     29,085             -                 -           29,085
                                   ----------      --------          --------       ----------
                                   $1,366,422     ($130,728)        ($ 36,287)      $1,199,407

EXPENSES:
  Lease operating                  $  210,552     ($ 20,606)        ($  5,342)      $  184,604
  Production tax                       84,803     (   5,533)        (   2,977)          76,293
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 68,778     (   9,939)        (   1,560)          57,279
  General and administrative          124,953             -                 -          124,953
                                   ----------      --------          --------       ----------
                                   $  489,086     ($ 36,078)        ($  9,879)      $  443,129
                                   ----------      --------          --------       ----------



                                      -25-





INCOME FROM CONTINUING
  OPERATIONS                       $  877,336     ($ 94,650)        ($ 26,408)      $  756,278
                                   ==========      ========          ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $   93,769     ($ 10,360)        ($  2,781)      $   80,628
                                   ==========      ========          ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  783,567     ($ 84,290)        ($ 23,627)      $  675,650
                                   ==========      ========          ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.54     ($   0.92)        ($   0.26)      $     7.36
                                   ==========      ========          ========       ==========
UNITS OUTSTANDING                      91,711        91,711            91,711           91,711
                                   ==========      ========          ========       ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $2,071,289 for the October auction and an estimated $296,882 for the December auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October auction of $2,152,247 for the II-H Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December auction of $305,579 for the II-H Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H

                                  By:  GEODYNE RESOURCES, INC.
                                       General Partner

                                  //s// Dennis R. Neill
                                  -----------------------------
                                  Dennis R. Neill
                                  President

DATE: February 5, 2007